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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         We, the undersigned Members of the Board of Managers of Advanced Accessory Systems, LLC (the "Registrant"), hereby severally constitute and appoint Terence C. Seikel, with full powers of substitution and resubstitution, our true and lawful attorney, with full powers to sign for us, in our names and in the capacities indicated below, (a) the annual report of the Registrant for the fiscal year ending December 31, 2002 on Form 10-K and (b) a registration statement on Form S-4, and any and all amendments to such Form 10-K and Form S-4, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes said attorney might or could do in person, and hereby ratifying and confirming all that said attorney, or his substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney. This power of attorney may be executed in counterparts.



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         IN WITNESS WHEREOF, the undersigned have executed this instrument this
25th day of March, 2003.

                                       /s/ F. Alan Smith
                                       -----------------------------------------
                                       F. Alan Smith



                                       /s/ Barry Banducci
                                       -----------------------------------------
                                       Barry Banducci



                                       /s/ Richard E. Borhgi
                                       -----------------------------------------
                                       Richard E. Borghi



                                       /s/ Gerard Jacobus Brink
                                       -----------------------------------------
                                       Gerard Jacobus Brink



                                       /s/ Gerrit de Graaf
                                       -----------------------------------------
                                       Gerrit de Graaf



                                       /s/ Donald J. Hofmann
                                       -----------------------------------------
                                       Donald J. Hofmann



                                       /s/ Roger T. Morgan
                                       -----------------------------------------
                                       Roger T. Morgan



                                       /s/ Terence C. Seikel
                                       -----------------------------------------
                                       Terence C. Seikel